Exhibit 99.1

KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Hyundai Capital America (the “Company”):

Re: Hyundai Auto Lease Securitization Trust (“HALST”) 2017-A, Asset-Backed Notes (the “Notes”)

We have performed the procedures described below, which were agreed to by the Company and by other third parties who execute an agreement with KPMG LLP in which each such party agrees to the procedures and takes responsibility for the sufficiency of the procedures performed for such party’s purposes (such third parties and the Company are together referred to herein as the “Specified Parties”), solely to assist the Specified Parties with certain information pertaining to a portfolio of retail automobile and sport utility vehicle lease receivables which we were informed are intended to be included as collateral in the offering of the Notes. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “Leases” means retail closed-end, new automobile and sport utility vehicle leases originated by Hyundai and Kia motor vehicle dealers.

•	The term “Detailed Lease List” means an electronic data file, provided to us by the Company on December 19, 2016, detailing 45,687 Leases and their related attributes as of the close of business on December 18, 2016 (the “Cutoff Date”).

•	The term “Sample Leases” means 150 Leases that we randomly selected from the Detailed Lease List as instructed by the Specified Parties. A listing of the Sample Leases was provided to the Specified Parties.

•	The term “Lease Contract” means the original, photocopy, facsimile or scanned image of a legal document, provided to us by the Company, which included information such as the Monthly Payment Amount, Adjusted Capital Cost, Contract Residual Value, Contract Date, Original Term, Dealer State, Vehicle Make, Vehicle Model, and Vehicle Type (New or Used).

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International
Cooperative (“KPMG International”), a Swiss entity.

•	The term “Title Document” means a Certificate of Title, a copy of the Certificate of Title, Application for Certificate of Title With/Without Registration, Electronic Title, Title Application, or information from the Title Explorer System.

•	The term “Lease File” means any file containing some or all of the following documents contained in the Company’s contract and credit application system or provided by the Company: Lease Contract, Notice of Change, Title Document, Credit Application, DealerTrack Application, HCA Credit Decision, Insurance Acknowledgement, Insurance Identification Card, Insurance Verification (as a stand-alone document or included in the Lease Contract), Proof of Insurance, and/or Agreement to Provide Insurance. We make no representation regarding the validity, enforceability, or authenticity of such Lease File documents.

•	The term “LeasePak System” means the Company’s electronic lease system used to service the Leases.

•	The term “Title Explorer System” means the Company’s internal web-based system used to maintain title information.

The Company is responsible for the Detailed Lease List.

For each Sample Lease, we performed the procedures listed below using the Lease File, the LeasePak System, and/or the Title Explorer System (the “Sources”). The absence of any of the Sources or the inability to agree the indicated information from the Detailed Lease List to one or more Sources for each of the attributes identified constituted an exception. The Sources are listed in the order of priority until such attribute was compared.

Attribute	Sources

Adjusted Capital Cost	Lease Contract, Notice of Change (if applicable), and the corresponding information in the LeasePak System

Contract Residual Value	Lease Contract, Notice of Change (if applicable), and the corresponding information in the LeasePak System

Monthly Payment Amount	Lease Contract, Notice of Change (if applicable), and the corresponding information in the LeasePak System

Contract Date	Lease Contract

Original Term (number of months)	Lease Contract, Notice of Change (if applicable), and the corresponding information in the LeasePak System

Maturity Date	LeasePak System

Recomputed Total Lease Payments Paid	LeasePak System and instructions provided by the Company described below

Base Delinquency Amount	Corresponding information in the LeasePak System, adjusted for any payment made after the Cutoff Date as indicated in the LeasePak System

Base Residual Value	Instructions provided by the Company described below

Dealer State	Lease Contract (Lessor Address section)

Vehicle Make	Lease Contract

Attribute	Sources

Vehicle Model	Lease Contract

Vehicle Type (“New” or “Used”)	Title Explorer System and instructions provided by the Company described below

Manufacturer’s Suggested Retail Price (“MSRP”)	LeasePak System

FICO Score	LeasePak System

Money Factor	LeasePak System

Presence of a Title Document	Title Document and instructions provided by the Company described below

Presence of Credit Application	Signed Credit Application, DealerTrack Application or HCA Credit Decision

Presence of Proof of Insurance	Insurance Acknowledgement, Insurance Identification Card, Insurance Verification, Proof of Insurance, or Agreement to Provide Insurance

For purposes of Total Lease Payments Paid, we were instructed by the Company to recompute the Total Lease Payments Paid (the “Recomputed Total Lease Payments Paid”) using the Lease Payment information in the LeasePak System, excluding any payment(s) made after the Cutoff Date and any Security Deposits listed in the LeasePak System. We compared the Recomputed Total Lease Payments Paid to the corresponding information appearing in the Detailed Lease List.

For purposes of Base Residual Value, we were instructed by the Company to compare the Base Residual Value appearing in the Detailed Lease List to the lesser of: a) the ALG Residual (appearing in the “ALG MLI” column in the Detailed Lease List); b) the Contract Residual Value appearing in the Detailed Lease List; or, c) the Updated ALG Residual Value (appearing in the “ALG MTM” column in the Detailed Lease List).

For purposes of Vehicle Type (“New’” or “Used”), we were instructed by the Company to consider the Vehicle Type to be “New” if the Title Explorer System indicated that the vehicle was not previously titled or registered or that the previous owner was a dealership or an affiliated entity.

For purposes of Presence of a Title Document, we were instructed to observe that the Company’s name appeared in the Title Document as the Lien Holder, Owner, or Security Interest Holder/Lessor. The Company informed us that Hyundai Lease Titling Trust, Hyundai Lse Titlng Trst, Hyundai Lse Titlng Trs Lsr, Hyundai Lse Tlg Trst Lsr, Hyundai Lease Titling Trst, Lsr Hyundai Lease Titling Trust, Kia Motors Fin, Hyundai Lease Tit Trust Lsr, Hyundai Lse Ttling Trst Lsr, Hyundai Lse Tlg Trst, Hyundai Lse Titling Trst, Hyundai Lease Title Trust, Hyundai Lease Titling Trust Lsr, Hyundai Lse Titlng Trst Lsr, HLTT, Hyun Lse Titling Trst Lsr, Hyundai Lease Titling Trus, Hyundai Ls Ttl Tr Lsr, Hyundai Lse Titlg Trst Lsr, Hyundai Lse Titling Trst Lsr, Hyundai Lse Tt Lsr, Hyundai Lse Ttlng Trst Lsr, Hyundai, Lease, Titlng Trst, Hyundai Lse Titling Tr Lsr, and Hyundai Lease Titling Trust Lessor were acceptable names for the Company.

The information regarding the Sample Leases was found to be in agreement with the respective information appearing in the Sources, except as listed in Exhibit A. There were no conclusions that resulted from the procedures.

We were not engaged to, and did not, conduct an audit, examination, or review, the objective of which would be the expression of an opinion or conclusion on the Detailed Lease List. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Detailed Lease List, the Lease Files, the LeasePak System, the Title Explorer System, and information and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding, (i) the physical existence of the Leases, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Detailed Lease List, the Lease Files, the LeasePak System, the Title Explorer System, or any data and documents furnished to us by the Company which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Leases being securitized, (iii) the compliance of the originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/KPMG LLP

December 30, 2016

Exhibit A

Exception List

Sample Lease Number	Attribute	Per Detailed Lease List	Per Source

21	Presence of Credit Application	Yes	Not signed